UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2019

CENTURY CASINOS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-22900	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

455 E. Pikes Peak Ave., Suite 210, Colorado Springs, Colorado	80903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Per Share Par Value	CNTY	Nasdaq Capital Market, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b‑2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement.

On June 17, 2019, Century Casinos, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”), by and among the Company, MTR Gaming Group, Inc. (“MTR”), Isle of Capri Casinos LLC (“IOC”, and together with MTR, the “Sellers”), VICI Properties L.P. (“PropCo”), an affiliate of VICI Properties Inc., and Eldorado Resorts, Inc., pursuant to which the Company agreed to acquire the operations of Isle Casino Cape Girardeau (“Cape Girardeau”), located in Cape Girardeau, Missouri, Lady Luck Caruthersville (“Caruthersville”), located in Caruthersville, Missouri, and Mountaineer Casino, Racetrack and Resort (“Mountaineer”, and together with Cape Girardeau and Caruthersville, the “Casinos”), located in New Cumberland, West Virginia, for approximately $107.0 million (subject to an adjustment based on the Casinos’ working capital and cash at closing), subject to the conditions and terms set forth therein.  Pursuant to a Real Estate Purchase Agreement, dated as of June 17, 2019 (the “Real Estate Purchase Agreement”), by and among the Sellers and PropCo, PropCo agreed to acquire the real estate assets relating to the Casinos for approximately $278 million, subject to the conditions and terms set forth therein. In connection with the closing of these transactions, the Company and PropCo will enter into a triple net lease agreement (the “Lease”) for the three Casino properties.  The Lease will have an initial annual rent of approximately $25.0 million and an initial term of 15 years, with four five-year renewal options.

Pursuant to the Purchase Agreement, upon the closing, MTR will sell all of the equity interests in its wholly-owned subsidiary, Mountaineer Park, Inc. (“MPI”), to the Company and IOC will sell, directly or indirectly, all of the limited liability company interests in its wholly-owned subsidiaries, IOC-Caruthersville, LLC (“IOC-C”) and IOC-Cape Girardeau, LLC (“IOC-CG”), to the Company. Immediately prior to such sale, MTR will cause MPI to sell the Mountaineer real estate assets to PropCo and IOC will cause IOC-C and IOC-CG to sell the Caruthersville and Cape Girardeau real estate assets, respectively, to PropCo pursuant to the Real Estate Purchase Agreement. Following the closing of the sales under the Purchase Agreement and the Real Estate Purchase Agreement, the Company will own the operating assets of the Casinos, PropCo will own the real estate assets of the Casinos and the Company and PropCo will enter into the Lease.

The Purchase Agreement contains customary representations, warranties, covenants and indemnities by the parties to such agreement and is subject to customary closing conditions, including, among other things, (i) the receipt of regulatory approvals, including applicable antitrust and gaming regulatory approvals, (ii) the accuracy of the respective parties’ representations and warranties, subject to customary qualifications, and (iii) material compliance by the parties with their respective covenants and obligations.

In addition, the Purchase Agreement contains certain termination rights, including by either party in the event the closing has not occurred by March 17, 2020 (the “Outside Date”), subject to three 60-day extensions under certain circumstances. If the Purchase Agreement is terminated because the Company failed to obtain applicable antitrust approvals or gaming regulatory approvals, the Company may be responsible for an aggregate termination fee of up to $13,475,000.  Further, if the Purchase Agreement is terminated because PropCo failed to obtain applicable gaming regulatory approvals, PropCo may be responsible for an aggregate termination fee of up to $13,475,000. If the Purchase Agreement is terminated because both the Company and PropCo failed to obtain applicable approvals, the Company and PropCo may each be responsible separately for a termination fee of up to $6,737,500, for an aggregate termination fee of up to $13,475,000.

The summary of the Purchase Agreement in this Current Report on Form 8-K is qualified by reference to the full text of the Purchase Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the Company, PropCo or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreements and as of specific dates, are solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, PropCo or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company, PropCo or their subsidiaries or affiliates.

Forward-Looking Statements

This communication may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the transaction. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to the acquisition of the three Casinos and the integration of the businesses and assets acquired; the financial performance of the Casinos; the possibility that the transaction does not close when expected or at all because required regulatory or other approvals are not received or other conditions to closing are not satisfied on a timely basis or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the possibility that the anticipated operating results and other benefits of the transaction are not realized when expected or at all; local risks including proximate competition, potential competition, legislative risks, and local relationships; risks associated with increased leverage from the transaction; and other risks described in the section entitled “Risk Factors” under Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in subsequent periodic and current SEC filings the Company may make. The Company disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
2.1*	Equity Purchase Agreement, dated as of June 17, 2019, by and among Century Casinos, Inc., MTR Gaming Group, Inc., Isle of Capri Casinos LLC, VICI Properties, L.P. and Eldorado Resorts, Inc.

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any of the omitted schedules and exhibits to the U.S. Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Century Casinos, Inc.

Date: June 17, 2019	By: /s/ Margaret Stapleton
Margaret Stapleton
Executive Vice President and Principal Financial/ Accounting Officer